Exhibit 99.1

Important Notice Concerning Your Rights Under:

LNC Employees’ 401(k) Savings Plan
LNL Agents’ 401(k) Savings Plan
LNL Money Purchase Plan
LNC Deferred Compensation Plan for Non-Employee Directors

Blackout Period Notice

May 1, 2013

1.   This notice is to inform you that the above named plans will be adding certain funds to its investment lineup effective May 1, 2013, and eliminating certain funds from its investment lineup in the Lincoln Alliance® program effective June 15, 2013.

2.   As a result of these changes, you temporarily will be unable to: direct or diversify investments in your individual accounts, obtain a loan from the plan (where applicable), or obtain a distribution from the plan. This period, during which you will be unable to exercise these rights otherwise available under the plan, is called a “blackout period.” Whether or not you are planning retirement in the near future, we encourage you to carefully consider how this blackout period may affect your retirement planning, as well as your overall financial plan.

3. The blackout period for the plans will begin at 4:00 p.m. Eastern Time on June 14, 2013 and end at 8:00 a.m. Eastern Time on June 24, 2013.

4.   During the blackout period you will be unable to direct or diversify the assets held in your plan account. For this reason, it is very important that you review and consider the appropriateness of your current investments in light of your inability to direct or diversify those investments during the blackout period. For your long-term retirement security, you should give careful consideration to the importance of a well-balanced and diversified investment portfolio, taking into account all your assets, income and investments.

5.   Federal law generally requires that you be furnished notice of a blackout period at least 30 days in advance of the last date on which you could exercise your affected rights immediately before the commencement of any blackout period in order to provide you with sufficient time to consider the effect of the blackout period on your retirement and financial plans.

You should be aware that there is a risk to holding substantial portions of your assets in the securities of any one company, as individual securities tend to have wider price swings, up and down, in short periods of time, than investments in diversified funds. Stocks that have wide price swings might have a large loss during the blackout period, and you would not be able to direct the sale of such stocks from your account during the blackout period.

6.   As part of the investment lineup change, any money you have in a fund when it is eliminated on June 15, 2013 (see below) will be automatically transferred to the plan’s applicable Qualified Default Investment Alternative (as shown on page 2) based on when you attain age 65.

Note: If you want to make investment election changes prior to the start of the blackout period, you can do so online at LincolnFinancial.com.

If you have any questions concerning this notice, please contact the Lincoln Alliance® Customer Service Center at 800-234-3500 any business day from 8:00 a.m. to 8:00 p.m. Eastern Time.

NEW FUNDS BEING ADDED Effective May 1, 2013
Boston Co US Small Mid Cap Value Equity	SSgA Target Retirement 2020 Fund
PIMCO Diversified Real Asset Collective Trust	SSgA Target Retirement 2025 Fund
SSgA US Bond Index Fund - Class C	SSgA Target Retirement 2030 Fund
SSgA Russell Large Cap Index Fund - Class	C SSgA Target Retirement 2035 Fund
SSgA Global Equity All Cap/ ex US index Fund - Class C	SSgA Target Retirement 2040 Fund
SSgA Russell Small/Mid Cap Index Fund - Class C	SSgA Target Retirement 2045 Fund
SSgA Target Retirement Income Fund	SSgA Target Retirement 2050 Fund
SSgA Target Retirement 2010 Fund	SSgA Target Retirement 2055 Fund
SSgA Target Retirement 2015 Fund

FUNDS BEING ELIMINATED Effective June 1, 2013
Delaware Growth Allocation I	Vanguard Extended Market Idx Instl
Delaware Moderate Allocation I	Delaware International Equity Trust
Delaware Conservative Allocation I	Delaware Mid Cap Value I
Vanguard Institutional Index	Columbia Acorn Z

FUNDS WITH SHARE CLASS CHANGES Effective June 1, 2013
American Funds Grth Fund of Amer R5	American Funds Grth Fund of Amer R6
Delaware Diversified Income Trust CIT	Delaware Diversified Income Trust CIT
FUNDS BEING ELIMINATED Effective June 1, 2013
QUALIFIED DEFAULT INVESTMENT ALTERNATIVE Mapping
Fund Name	Birth Year	Retirement Year
SSgA Target Retirement Income Fund	1942 and before	2007 and before
SSgA Target Retirement 2010 Fund	1943-1947	2008-2012
SSgA Target Retirement 2015 Fund	1948-1952	2013-2017
SSgA Target Retirement 2020 Fund	1953-1957	2018-2022
SSgA Target Retirement 2025 Fund	1958-1962	2023-2027
SSgA Target Retirement 2030 Fund	1963-1967	2028-2032
SSgA Target Retirement 2035 Fund	1968-1972	2033-2037
SSgA Target Retirement 2040 Fund	1973-1977	2038-2042
SSgA Target Retirement 2045 Fund	1978-1982	2043-2047
SSgA Target Retirement 2050 Fund	1983-1987	2048-2052
SSgA Target Retirement 2055 Fund	1988 and after	2053 and after
FUNDS WITH SHARE CLASS CHANGES Effective June 1, 2013 QUALIFIED DEFAULT INVESTMENT ALTERNATIVE Mapping